THE ADVISORS’ INNER CIRCLE FUND III

MetLife Multi-Sector Fixed Income Fund (the “Fund”)

Supplement dated March 1, 2024

to the Fund’s Prospectus and Statement of Additional Information (the “SAI”),

each dated March 1, 2024.

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Until shares of the Fund are made available for purchase, the Prospectus and SAI are hereby amended and supplemented as follows:

1.	In the “About this Prospectus” section of the Prospectus, the following disclosure is added to the end of the section:

Shares of the MetLife Multi-Sector Fixed Income Fund are currently not available for purchase.

2.	In the “Purchasing, Selling and Exchanging Fund Shares” section of the Prospectus, the following disclosure is added to the “How to Choose a Share Class” subsection:

Shares of the MetLife Multi-Sector Fixed Income Fund are currently not available for purchase.

3.	In the “Table of Contents” section of the SAI, the following disclosure is added to the end of the section:

Shares of the MetLife Multi-Sector Fixed Income Fund are currently not available for purchase.

Please retain this supplement for future reference.

MIM-SK-004-0100